PROSPECTUS

TEMPLETON DEVELOPING MARKETS TRUST
ADVISOR CLASS

INVESTMENT STRATEGY
GLOBAL GROWTH

MAY 1, 1999

                                                      [FRANKLIN TEMPLETON LOGO]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PAGE



                                    CONTENTS

                                    THE FUND
[BEGIN CALLOUT]
INFORMATION ABOUT THE        2      Goal and Strategies
FUND YOU SHOULD KNOW         4      Main Risks
BEFORE INVESTING             8      Performance
[END CALLOUT]
                             9      Fees and Expenses
                            10      Management
                            12      Distributions and Taxes
                            14      Financial Highlights

                                    YOUR ACCOUNT
[BEGIN CALLOUT]
INFORMATION ABOUT           15      Qualified Investors
QUALIFIED INVESTORS,        16      Buying Shares
ACCOUNT TRANSACTIONS        17      Investor Services
AND SERVICES                19      Selling Shares
[END CALLOUT]
                            21      Account Policies
                            23      Questions

                                    FOR MORE INFORMATION
[BEGIN CALLOUT]
WHERE TO LEARN MORE                 Back Cover
ABOUT THE FUND
[END CALLOUT]




PAGE



THE FUND


[INSERT GRAPHIC OF BULLEYE AND ARROWS]  GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of developing or emerging market issuers. The fund normally will invest in at least three developing or emerging market countries.

For purposes of the fund's investments, developing or emerging market countries include those considered such by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities.

[BEGIN CALLOUT]
The fund invests primarily in developing or emerging market companies' common stocks.
[END CALL OUT]

In addition, developing or emerging market equity securities means those issued by:

/bullet/ companies with their principal securities trading market within a developing or emerging market country, as defined above; or

/bullet/ companies that derive 50% or more of their total revenue from either goods or services produced or sales made in developing or emerging market countries; or

/bullet/ companies organized under the laws of and with principal offices in, developing or emerging market countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Depending upon market conditions, the fund generally invests a portion of its total assets in rated and unrated debt securities such as bonds, notes and debentures. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of a company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in developing market companies' equity securities.



[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN]       MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:

/bullet/ Political and social uncertainty (for example, regional conflicts and risk of war)
/bullet/  Currency exchange rate volatility
/bullet/  Pervasiveness of corruption and crime
/bullet/  Delays in settling portfolio transactions
/bullet/ Risk of loss arising out of systems of share registration and custody /bullet/ Markets that are comparatively smaller and less liquid than developed
          markets.   While  short-term   volatility  in  these  markets  can  be
          disconcerting, declines of more than 50% are not unusual.
/bullet/ Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States.
/bullet/   Currency and capital controls

         ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES'
             PRICES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES
                       OF COMPANIES IN DEVELOPED MARKETS.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in restricted securities and securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true; debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 11 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).



[INSERT GRAPHIC OF BULL AND A BEAR]   PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past seven calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1/, /2/

[INSERT BAR GRAPH]

 -9.75%   74.49%   -8.58%   0.36%   22.51%    -9.18%   -18.47%
   92       93        94      95       96        97       98
                                 YEAR

[BEGIN CALLOUT]
BEST QUARTER:
Q4 `98
24.16%

WORST QUARTER:
Q4 '97
-24.81%
[END CALLOUT]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                                SINCE
                                                                                INCEPTION
                                                           1 YEAR    5 YEARS    (10/17/91)
---------------------------------------------------------------------------------------------
Templeton Developing Markets Trust - Advisor Class/2/      -18.47%     -3.61%       3.88%
MSCI Emerging Markets Free Index/3/                        -25.34%     -9.27%       4.13%
IFC Investable Composite Index/4/                          -22.01%    -10.14%       3.07%

1. As of March 31, 1999, the fund's year-to-date return was 8.75%.

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal. This unmanaged index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

4. Source: Standard & Poor's(R) Micropal. This unmanaged index measures the performance of emerging market stocks. The index tracks approximately 2000 stocks in countries such as Brazil, Mexico, China and South Korea. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.



[INSERT GRAPHIC OF PERCENTAGE SIGN]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                None
Exchange fee                                                    None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                           ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                               1.25%
Distribution and service (12b-1) fees                         None
Other expenses                                                0.53%
                                                            --------
Total annual fund operating expenses                          1.78%
                                                            ========
EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR   3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
                                   $181      $560     $964     $2,095



[INSERT GRAPHIC OF BRIEFCASE]  MANAGEMENT

Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the fund's investment manager. Together, Asset Management Hong Kong and its affiliates manage over $211 billion in assets.

The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Dr. Mobius has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Wu has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Lam has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.



[INSERT GRAPHIC OF DOLLAR SIGNS AND STOCKS OF COINS]  DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

[BEGIN CALLOUT]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[END CALLOUT]

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.




[INSERT GRAPHIC OF A DOLLAR BILL] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by McGladrey & Pullen, LLP.


                                                             Year ended December 31,
            ADVISOR CLASS                                         1998       1997/1/
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                                12.93       15.43
                                                                  -----------------
    Net investment income (loss)                                    .23         .17
    Net realized and unrealized gains (losses)                    (2.60)      (1.63)
                                                                 -------------------
Total from investment operations                                  (2.37)      (1.46)
                                                                 -------------------
Less distributions from net investment income                      (.23)       (.20)
Less distributions from net realized gains                         (.05)       (.53)
                                                                  ------------------
In excess of net realized gains                                      --        (.31)
                                                                  ------------------
Total distributions                                                (.28)      (1.04)
                                                                  ------------------
Net asset value, end of year                                      10.28       12.93
                                                                  ==================
Total return (%)/2/                                              (18.47)      (9.36)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                             115,494      98,101
Ratios to average net assets: (%)
      Expenses                                                     1.78        1.69/3/
      Net investment income                                        1.82        1.04/3/
Portfolio turnover rate (%)                                       37.51       30.06

1. For the period January 2, 1997 (commencement of operations) to December 31, 1997. Based on average weighted shares outstanding.

2. Total return is not annualized.

3. Annualized.


                                                 YOUR ACCOUNT



[INSERT GRAPHIC OF PENCIL MARKING AN 'X']  QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.

/bullet/ Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

/bullet/ Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating  in  comprehensive  fee programs.  Minimum  investments:
          $250,000 initial ($100,000 initial for an individual client) and $50 additional.

/bullet/ Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments:
          $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

/bullet/ Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

/bullet/  Accounts managed by the Franklin Templeton Group. Minimum investments:
          No initial minimum and $50 additional.

/bullet/ The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.




[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]  BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


                           BUYING SHARES
                           ---------------------------- ----------------------------------- ---------------------------------------
                                                        OPENING AN ACCOUNT                  ADDING TO AN ACCOUNT
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF]        THROUGH YOUR INVESTMENT      Contact your investment             Contact your investment representative
HANDSHAKE]                 REPRESENTATIVE               representative
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF         BY MAIL                      Make your check payable to          Make your check payable to Templeton
ENVELOPE]                                               Templeton Developing Markets        Developing Markets Trust. Include your
                                                        Trust.                              account number on the check.

                                                        Mail the check and your signed      Fill out the deposit slip from your
                                                        application to Investor Services.   account statement. If you do not have a
                                                                                            slip, include a note with your name,
                                                                                            the fund name, and your account number.

                                                                                            Mail the check and deposit slip or
                                                                                            note to Investor Services.
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF         BY WIRE                      Call to receive a wire control      Call to receive a wire control number
THREE LIGHNING BOLTS]      1-800/632-2301               number and wire instructions.       and wire instructions.
                           (or 1-650/312-2000
                           collect)                     Wire the funds and mail your        To make a same day wire investment,
                                                        signed application to Investor      please call us by 1:00 p.m. pacific
                                                        Services. Please include the wire   time and make sure your wire arrives by
                                                        control number or your new          3:00 p.m.
                                                        account number on the application.

                                                        To make a same day wire
                                                        investment, please call
                                                        us by 1:00 p.m. pacific
                                                        time and make sure your
                                                        wire arrives by 3:00
                                                        p.m.

-------------------------- ---------------------------- ----------------------------------- ---------------------------------------
[INSERT GRAPHIC OF TWO     BY EXCHANGE                  Call Shareholder Services at the    Call Shareholder Services at the number
ARROWS POINTING IN                                      number below, or send signed        below, or send signed written
OPPOSITE DIRECTIONS]                                    written instructions. (Please see   instructions. (Please see page 18 for
                                                        page 18 for information on          information on exchanges.)
                                                        exchanges.)
-------------------------- ---------------------------- ----------------------------------- ---------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[INSERT GRAPHIC OF PERONS WITH A HEADSET]   INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
22).

 * If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.



[INSERT GRAPHIC OF A CERTIFICATE]  SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

/bullet/  you are selling more than $100,000 worth of shares
/bullet/ you want your proceeds paid to someone who is not a registered owner /bullet/ you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


                          SELLING SHARES
                          ----------------------------- --------------------------------------------------------------------
                                                         TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------- --------------------------------------------------------------------
[INSERT GRAPHIC OF        THROUGH YOUR INVESTMENT       Contact your investment representative
 HANDS SHAKING]           REPRESENTATIVE
------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF
 ENVELOPE]                 BY MAIL                      Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services.  Corporate, partnership or trust accounts may need to send additional documents.

                                                        Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                                        A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF
 TELEPHONE]               BY PHONE                      As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last
                          1-800/632-2301                15 days, you can sell your shares by phone.

                                                        A check will be mailed to the name(s) and address on the account. Written instructions,with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF THREE
LIGHTNING BOLDS]          BY WIRE                       You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

                                                        Before requesting a bank wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                                                        Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.

------------------------- ----------------------------- ---------------------------------------------------------------------------
[INSERT GRAPHIC OF TWO
ARROWS POINTING IN        BY EXCHANGE                   Obtain a current prospectus for the fund you are considering.
OPPOSITE DIRECTIONS]
                                                        Call Shareholder Services at the number below, or send signed written instructions. See the policies above for selling shares by mail or phone.

                                                        If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
------------------------- ----------------------------- --------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[INSERT GRAPHIC OF PAPER AND PEN]   ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

/bullet/ The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

/bullet/ At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

/bullet/ The fund may modify or discontinue the exchange privilege on 60 days' notice.

/bullet/ You may only buy shares of a fund eligible for sale in your state or jurisdiction.

/bullet/ In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

/bullet/ For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

/bullet/ To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.



[INSERT GRAPHIC OF QUESTION MARK]  QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                                  HOURS (PACIFIC TIME,
            DEPARTMENT NAME             TELEPHONE NUMBER          MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------------------
Shareholder Services                    1-800/ 632-2301           5:30 a.m. to 5:00 p.m.
                                                                  6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                        1-800/ DIAL BEN           5:30 a.m. to 8:00 p.m.
                                        (1-800/ 342-5236)         6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services                1-800/ 527-2020           5:30 a.m. to 5:00 p.m.
Dealer Services                         1-800/ 524-4040           5:30 a.m. to 5:00 p.m.
Institutional Services                  1-800/ 321-8563           6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)                  1-800/ 851-0637           5:30 a.m. to 5:00 p.m.


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FRANKLIN TEMPLETON FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
 AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology
Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
Investment Fund/1/
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund/1/
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund/2/
Franklin Money Fund/2/

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund/2/

STATE-SPECIFIC
TAX-FREE INCOME

Alabama             Minnesota/4/
Arizona/3/          Missouri
California/3/       New Jersey
Colorado            New York/3/
Connecticut         North Carolina
Florida/3/          Ohio/4/
Georgia             Oregon
Kentucky            Pennsylvania
Louisiana           Tennessee/5/
Maryland            Texas
Massachusetts/4/    Virginia
Michigan/4/

VARIBALE ANNUNITIES/6/

Franklin Valuemark(R)
FranklinTempleton Valuemank
Income Plus (an immediate
annunity)


1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

04/99


PAGE


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)

1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-6378                  711 PA05/99







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